SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 31, 2004

Trinity3 Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26651 (Commission File Number)	65-0884085 (I.R.S. Employer Identification No.)

1920 Main Street, Suite 980 Irvine, California 92614 (Address of principal executive offices) (zip code)

(949) 910-2383 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.   Other Events

At the 2004 Annual Meeting of Shareholders, held on May 31, 2004, the shareholders approved the following agenda items as set forth in the Company’s 14C Information Statement on file with the SEC:

1.   The election of two (2) directors, namely Shannon T. Squyres and Steven D. Hargreaves, to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2.   The approval of the Company’s 2003 Incentive and Nonstatutory Stock Option Plan;

3.   The approval of the Company’s 2004 Omnibus Securities and Stock Option Plan; and

4.   The ratification of the appointment of Mendoza Berger Company, LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

Included as exhibits to this Current Report on Form 8-K are the material documents and agreements executed in connection with the agenda items approved at the shareholders meeting.

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EXHIBITS

Item No.	Description

10.1 (1)	Trinity3 Corporation 2003 Incentive and Non-Statutory Stock Option Plan

10.2 (1)	Form of Option Agreement under the 2003 Incentive and Non-Statutory Stock Option Plan

10.3	Trinity3 Corporation 2004 Omnibus Securities and Stock Option Plan

10.4	Form of Incentive Stock Option Agreement under the 2004 Omnibus Securities and Stock Option Plan

10.5	Form of Nonstatutory Stock Option Agreement under the 2004 Omnibus Securities and Stock Option Plan

    (1)   Incorporated by reference from our Annual Report on Form 10-KSB filed with the Commission on April 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2004	Trinity3 Corporation,
a Delaware corporation
/s/ Shannon T. Squyres

By: Shannon T. Squyres
Its: Chief Executive Officer and
Secretary

/s/ Steven D. Hargreaves
By: Steven D. Hargeaves
Its: President and Chief Financial Officer

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